   THE
PORTUGAL
  FUND, INC.

575 LEXINGTON AVENUE
NEW YORK, NY 10022

DIRECTORS AND CORPORATE OFFICERS
Ralph W. Bradshaw                Chairman of the Board of
                                   Directors and President
William A. Clark                 Director, Secretary and
                                   Treasurer
Scott B. Rogers                  Director
Andrew A. Strauss                Director
Glenn W. Wilcox, Sr.             Director

INVESTMENT ADVISER               SHAREHOLDER SERVICING AGENT
Credit Suisse Asset              Equiserve L.P.
Management, LLC                  P.O. Box 1865
466 Lexington Avenue             Mail Stop 45-02-62
New York, NY 10017               Boston, MA 02105

ADMINISTRATOR                    INDEPENDENT ACCOUNTANTS
Bear Stearns Funds               PricewaterhouseCoopers LLP
Management Inc.                  Two Commerce Square
575 Lexington Avenue             Suite 1700
New York, NY 10022               2001 Market Street
                                 Philadelphia, PA 19103
CUSTODIAN
Brown Brothers Harriman & Co.    LEGAL COUNSEL
40 Water Street                  Spitzer & Feldman P.C.
Boston, MA 02109                 405 Park Avenue
                                 New York, NY 10022

                                 [LOGO]

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                                     3912-SAR-00



                             THE PORTUGAL FUND, INC.







                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

  CONTENTS

Letter to Shareholders .....................................................1

Portfolio Summary ..........................................................5

Schedule of Investments ....................................................6

Statement of Assets and Liabilities ........................................8

Statement of Operations ....................................................9

Statement of Changes in Net Assets ........................................10

Financial Highlights ......................................................11

Notes to Financial Statements .............................................12

Results of Annual Meeting of Shareholders .................................16

Description of InvestLink-SM- Program .....................................17


================================================================================

  LETTER TO SHAREHOLDERS

                                                                   July 19, 2000

DEAR SHAREHOLDER:

I am writing to report on the activities of The Portugal Fund, Inc. (the "Fund") for the six months ended June 30, 2000.

At June 30, 2000, the Fund's net assets were $68,830,183. Net asset value ("NAV") per share was $15.14, as compared to $15.46 at December 31, 1999.

PERFORMANCE:

For the six months ended June 30, 2000, the Fund's total return, based on NAV, was -2.1%, versus -1.8% for the Morgan Stanley Capital International Portugal Index (the "Index").*

From the commencement of investment operations on November 9, 1989 through June 30, 2000, the Fund's annualized total return, based on NAV and assuming reinvestment of dividends and distributions, was 8.1%. The Index's annualized return was 6.7% during this same period.

The Fund modestly underperformed its benchmark Index during the period primarily due to my approach in a couple of industry sectors. By far, the one that contributed most negatively to performance was business and public services, which contains one large company that operates and maintains Portuguese highways under a government concession. I did not own this stock because I felt its fundamentals were unattractive, but its price rose on takeover speculation nonetheless.

The other sector that most hurt performance was merchandising, in which I chose to emphasize Jeronimo Martins S.G.P.S., S.A. ("Jeronimo," the fourth-biggest position in the Fund at June 30), which had significantly underperformed in 1999. Unfortunately, the stock continued to lag during the period. I'm confident that Jeronimo's management team will ultimately prove effective at sorting out some of the problems that have dogged the company's shares.

To a large extent, the Fund's exposure to banking and insurance companies offset these negatives. My biggest banking holding was Banco Comercial Portugues, S.A. ("BCP," the fifth biggest position in the Fund at June 30), which was the strongest Portuguese bank stock year-to-date; and the stock price of a non-Index insurer that we owned rallied as a consequence of a successful takeover bid.

THE MARKET: LED UP AND DOWN BY TMT

In the first quarter of this year, the Portuguese equity market received a significant boost from buying interest in companies in the technology, media and telecommunications sectors (collectively known as "TMT"), as investors all over the world sought to grab their respective pieces of the global TMT phenomenon.

Investor enthusiasm for TMT was such that first-quarter forecasts called for TMT to represent over 45% of the total Portuguese market by the close of 2000. By all accounts, it had reached--if not exceeded--this level by the end of the second quarter.

================================================================================

  LETTER TO SHAREHOLDERS

Unfortunately, this was a matter of bad timing: as was the case in most of the world's equity markets during the second quarter, Portugal fell victim to NASDAQ volatility in April and most of May. Investors abandoned high-flying, information-based "New Economy" stocks exemplified by TMTs and shifted into previously neglected non-technology "Old Economy" names.

With TMT companies now accounting for roughly half its capitalization, the Portuguese market absorbed a direct hit from such volatility, one from which it began to recover in line with NASDAQ's modest rally in late May and early June.

The market was additionally affected by notable corporate activity during the year's first half, which included:

- Cimpor-Cimentos de Portugal, S.G.P.S., S.A. ("Cimpor"), Portugal's largest cement manufacturer and a prominent blue-chip in which the government still holds an ownership stake, was the target of an unsolicited takeover bid. The unfolding battle for Cimpor will undoubtedly test the government's willingness to surrender its effective control of several major Portuguese corporations. As such, it may usher in a new wave of consolidation in the country's telecom, banking, retail and other sectors. [Note: Cimpor was the Fund's sixth-largest holding at June 30.]

- Despite generally unfavorable market conditions for new offerings, particularly in the TMT sector, there were successful initial public offerings of two major Portuguese Internet companies, the spin-offs of existing telecommunications franchises.

- Internet-based competition also resulted in a number of agreements between Portugal's largest banking, retail, media and telecom players in the ongoing fight for customers and content.

Elsewhere, domestic funds continued to flow out of local stocks and into European equities more broadly, as part of a general rotation into larger and more liquid companies beyond Portugal's borders.

================================================================================

  LETTER TO SHAREHOLDERS

PORTFOLIO STRUCTURE AND STRATEGY: FOCUSING ON BLUE-CHIPS AND GOOD VALUES

TOP 10 HOLDINGS AT 6/30/00, BY ISSUER *

                                                       % OF
     HOLDING                     SECTOR             NET ASSETS
     -------            -------------------------   ----------
  1. Portugal Telecom      Telecommunications           25.1
  2. EDP                   Electric-Integrated          19.8
  3. Sumolis                Food/Bev./Tobacco            5.5
  4. Jeronimo Martins       Food/Bev./Tobacco            5.4
  5. BCP                         Banking                 5.3
  6. Cimpor            Construction & Public Works       5.2
  7. Sonae                  Consumer Products            4.5
  8. BPI                         Banking                 3.9
  9. Semapa            Construction & Public Works       3.4
10.  BES                         Banking                 2.6
                                                        ----
     Total                                              80.7
                                                        ----
                                                        ----

-----------
* Company names are abbreviations of those found in the chart on page 5.

                                SECTOR BREAKDOWN
                               (% of net assets)

Banking                    11.74
Construction                8.57
Consumer Products           4.46
Electric-Integrated        19.83
Food/Bev./Tobacco          10.91
Forest Products             3.83
Telecom.                   25.12
Cash & Other Assets         5.98
Other*                      9.56

-----------
* Other includes chemicals & petroleum products, crystal & giftware, insurance, non-metallic mineral products, retail trade, satellite telecommunications, steel, transportation & warehousing and wholesale.

Within the environment I have described, my strategy for the Fund remains essentially unchanged. I am emphasizing blue-chip telecom names, but have elected not to participate in the more speculative plays involving the Internet. I also continue to hunt for value at reasonable prices, which is particularly available these days in the retail sector. Retail has been disappointing lately, but I expect it to prosper as domestic demand strengthens going forward.

Of additional note is that I am using the cash generated from successful tender offers for some of the portfolio's holdings to buy back shares in the Fund itself. This will be accretive to the Fund's NAV, and may help to reduce the discount to NAV at which the Fund's shares trade in the open market.

OUTLOOK: GOOD REASONS TO BE OPTIMISTIC

My current outlook for Portuguese equities is positive, largely based on my optimism about the macroeconomic environment in Europe. The euro's incipient recovery from its long slide versus the dollar is indicative of the region's better macroeconomic prospects.

Portuguese companies (especially exporters) stand to benefit, as Continental Europe is far and away Portugal's biggest trading partner. Hence, any pick-up in regional growth or appreciation by the euro should translate directly to the bottom lines of Portuguese companies doing substantial business there.

================================================================================

  LETTER TO SHAREHOLDERS

In addition, Portugal's outlook from a country-specific perspective seems reasonable:

- Despite recent turmoil, corporate earnings are projected to end the year with gains in the double-digit range, helped a bit in this regard by 36% earnings growth in the first quarter and expected improvements in the trading environment cited above.

- Privatization is, very definitely, a key government policy for the coming 18-24 months. It could prove to be a prime catalyst for renewed interest in the Portuguese market, especially since many of the companies targeted for privatization are currently valued quite cheaply compared to their European counterparts.

- Portuguese companies with major operations in Brazil are reaping the gains both of Brazil's own economic recovery and its preferred status among investors in Latin American equities.

To be sure, there are risks, which are mainly external: the strength of continued upturn in Europe and the direction of global monetary conditions. Overall, however, Portuguese equities appear relatively attractive in the benign global environment that I anticipate.

Respectfully,

/s/ Richard W. Watt

Richard W. Watt
Chief Investment Officer **

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 17 through 19 of this report.

-------------------------------------------------------------------------------
* The Morgan Stanley Capital International Portugal Index is an unmanaged index (with no defined investment objective) of Portuguese equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is Chief Investment Officer of the Fund. He also is President, Chief Investment Officer and a Director of The Chile Fund, Inc.; The Emerging Markets Infrastructure Fund, Inc.; The Emerging Markets Telecommunications Fund, Inc.; and The First Israel Fund, Inc.; and President and a Director of The Brazilian Equity Fund, Inc.; The Latin America Equity Fund, Inc.; and The Latin America Investment Fund, Inc.

================================================================================

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

 SECTOR ALLOCATION

--------------------------------------------------------------------------------

[GRAPHIC]

                                    06/30/00  12/31/99
Banking                              11.74     11.66
Construction & Public Works           8.57      7.17
Consumer Products                     4.46      5.85
Electric-Integrated                  19.83     18.91
Foodstuffs, Beverages & Tobacco      10.91     13.74
Forest Products & Paper               3.83      3.81
Insurance                             2.13      7.12
Telecommunications                   25.12     21.38
Transportation  & Warehousing         1.19      4.72
Other                                12.22      5.64

 TOP 10 HOLDINGS, BY ISSUER
--------------------------------------------------------------------------------


                                                                                                                Percent of
      Holding                                                              Sector                               Net Assets

------------------------------------------------------------------------------------------------------------------------------------

   1. Portugal Telecom, S.A.                                          Telecommunications                            25.1

------------------------------------------------------------------------------------------------------------------------------------

   2. Electricidade de Portugal, S.A.                                 Electric-Integrated                           19.8

------------------------------------------------------------------------------------------------------------------------------------

   3. Sumolis-Companhia Industrial de Frutas e Bebidas, S.A.     Foodstuffs, Beverages & Tobacco                     5.5

------------------------------------------------------------------------------------------------------------------------------------

   4. Jeronimo Martins S.G.P.S., S.A.                            Foodstuffs, Beverages & Tobacco                     5.4

------------------------------------------------------------------------------------------------------------------------------------

   5. Banco Comercial Portugues, S.A.                                     Banking                                    5.3

------------------------------------------------------------------------------------------------------------------------------------

   6. Cimpor-Cimentos de Portugal, S.G.P.S., S.A.                  Construction & Public Works                       5.2

------------------------------------------------------------------------------------------------------------------------------------

   7. Sonae, S.G.P.S., S.A.                                            Consumer Products                             4.5

------------------------------------------------------------------------------------------------------------------------------------

   8. BPI-S.G.P.S., S.A.                                                  Banking                                    3.9

------------------------------------------------------------------------------------------------------------------------------------

   9. Semapa-Sociedade de Investimento e Gestao S.G.P.S., S.A.     Construction & Public Works                       3.4

------------------------------------------------------------------------------------------------------------------------------------

  10. Banco Espirito Santo, S.A.                                           Banking                                   2.6

------------------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

SCHEDULE OF INVESTMENTS - AS OF JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                        No. of           Value
Description                           Shares/Units     (Note A)

--------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-94.02%

 BANKING-11.74%

Banco Comercial Portugues, S.A.,
 (Registered)........................   168,696     $   875,814

Banco Comercial Portugues, S.A.,
 Series A............................    29,000       2,751,375

Banco Espirito Santo, S.A.,
 (Registered)........................    72,635       1,778,237

BPI-S.G.P.S., S.A., (Registered).....   759,090       2,675,504
                                                     -----------
                                                      8,080,930
                                                     -----------

 CHEMICALS & PETROLEUM PRODUCTS-1.15%

Corporacao Industrial do Norte,
 S.A. (Bearer).......................   142,355         790,591
                                                     -----------

 CONSTRUCTION & PUBLIC WORKS-8.57%

Cimpor-Cimentos de Portugal,
 S.G.P.S., S.A. .....................   188,548       3,592,217

Semapa-Sociedade de Investimento
 e Gestao S.G.P.S., S.A. ............   144,900       2,306,510
                                                     -----------
                                                      5,898,727
                                                     -----------
 CONSUMER PRODUCTS-4.46%

Sonae, S.G.P.S., S.A. ...............   371,410         651,002

Sonae, S.G.P.S., S.A., Bonus
 Issue............................... 1,114,230       2,080,374

Sonae, S.G.P.S., S.A., Rights
 (expiring 7/19/00)+.................   371,410         339,653
                                                     -----------
                                                      3,071,029
                                                     -----------

 CRYSTAL & GIFTWARE-1.07%

Atlantis-Cristais de Alcobaca, S.A. .    99,751         741,178
                                                     -----------

 ELECTRIC-INTEGRATED-19.83%

Electricidade de Portugal, S.A.+.....   753,253      13,647,778
                                                     -----------

FOODSTUFFS, BEVERAGES & TOBACCO-10.91%

Jeronimo Martins S.G.P.S., S.A. .....   225,409     $ 3,706,147

Sumolis-Companhia Industrial
 de Frutas e Bebidas, S.A. ..........   288,146       3,801,657
                                                     -----------
                                                      7,507,804
                                                     -----------

 FOREST PRODUCTS & PAPER-3.83%

Corticeira Amorim S.G.P.S. S.A. .....   171,312       1,476,886

Portucel Industrial-Empresa
 Produtora de Celulose, S.A. ........   191,400       1,157,781
                                                     -----------
                                                      2,634,667
                                                     -----------

 INSURANCE-2.13%

Companhia de Seguros
 Tranquilidade.......................    46,594       1,464,720
                                                     -----------

 NON-METALLIC MINERAL PRODUCTS-0.86%

Fabrica de Porcelana
 Vista Alegre, S.A.+.................    55,226         591,843
                                                     -----------

 RETAIL TRADE-0.68%

Ibersol S.G.P.S., S.A. ..............    10,300         470,965
                                                     -----------

 SATELLITE TELECOMMUNICATIONS-0.85%

PT Multimedia- Servicos
 de Telecomunicacoes e

 Multimedia, S.G.P.S., S.A.+.........    11,800         584,515
                                                     -----------

 STEEL-0.60%

F. Ramada Acos e Industrias, S.A. ...    38,247         412,798
                                                     -----------

 TELECOMMUNICATIONS-25.12%

Portugal Telecom, S.A. ADR...........   795,305       8,947,181

Portugal Telecom, S.A., (Registered).   744,555       8,340,934
                                                     -----------
                                                     17,288,115
                                                     -----------

================================================================================

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

SCHEDULE OF INVESTMENTS - AS OF JUNE 30, 2000 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                        No. of           Value
Description                             Shares         (Note A)

--------------------------------------------------------------------------------
 TRANSPORTATION & WAREHOUSING-1.19%

Colep Portugal-Embalagens,
 Produtos, Enchimentos e
 Equipamentos, S.A. .................   330,395     $   818,309
                                                     -----------


--------------------------------------------------------------------------------

                                        No. of           Value
Description                             Shares         (Note A)

--------------------------------------------------------------------------------
WHOLESALE-1.03%

Solucoes Automovel Globais,
 S.G.P.S., S.A.                          292,375    $   707,432
                                                     -----------

TOTAL INVESTMENTS-94.02%
 (Cost $63,072,752) (Notes A,D)                      64,711,401

CASH AND OTHER ASSETS
 IN EXCESS OF LIABILITIES-5.98%                       4,118,782
                                                     -----------

NET ASSETS-100.00%                                  $68,830,183
                                                     ===========
--------------------------------------------------------------------------------

+    Security is non-income producing.
ADR American Depositary Receipts.


================================================================================

                                                                               7
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS

Investments, at value (Cost-$63,072,752) (Note A).........................................  $64,711,401
Cash (Note A).............................................................................    5,229,191
Dividends receivable......................................................................       47,412
Prepaid expenses and other assets.........................................................        8,498
                                                                                            -------------
Total Assets..............................................................................   69,996,502
                                                                                            -------------
 LIABILITIES

Payables:
   Capital shares repurchased (Note B)....................................................      670,888
   Investment advisory fee (Note B).......................................................      172,648
   Administration fees (Note B)...........................................................       14,385
   Other accrued expenses.................................................................      308,398
                                                                                            -------------
Total Liabilities.........................................................................    1,166,319
                                                                                            -------------
NET ASSETS (applicable to 4,546,816 shares of common stock outstanding) (Note C)..........  $68,830,183
                                                                                            =============

NET ASSET VALUE PER SHARE ($68,830,183 / 4,546,816).......................................       $15.14
                                                                                            =============

 NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 4,546,816 shares issued and outstanding
 (100,000,000 shares authorized)..........................................................  $     4,547
Paid-in capital...........................................................................   63,387,041
Undistributed net investment income.......................................................      577,487
Accumulated net realized gain on investments and foreign currency related transactions....    3,222,739
Net unrealized appreciation in value of investments and translation of other assets and
liabilities  denominated in foreign currency..............................................    1,638,369
                                                                                            -------------

Net assets applicable to shares outstanding...............................................  $68,830,183
                                                                                            =============

================================================================================

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME

Income (Note A):
   Dividends..............................................................................   $1,648,728
   Interest...............................................................................       40,452
   Less: Foreign taxes withheld...........................................................     (248,265)
                                                                                            -------------

   Total Investment Income................................................................    1,440,915
                                                                                            -------------
Expenses:
   Investment advisory fees (Note B)......................................................      440,110
   Audit and legal fees (Note G)..........................................................      234,478
   Custodian fees.........................................................................       65,797
   Printing...............................................................................       54,782
   Administration fees (Note B)...........................................................       41,041
   Accounting fees........................................................................       32,424
   Transfer agent fees....................................................................       19,425
   Directors' fees........................................................................       17,891
   NYSE listing fees......................................................................        8,068
   Insurance..............................................................................        4,694
   Other..................................................................................       16,249
                                                                                            -------------
   Total Expenses.........................................................................      934,959
   Less: Fee waivers (Note B).............................................................      (68,216)
                                                                                            -------------
     Net Expenses.........................................................................      866,743
                                                                                            -------------
   Net Investment Income..................................................................      574,172
                                                                                            -------------

 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS

Net realized gain/(loss) from:
   Investments............................................................................    2,879,150
   Foreign currency related transactions..................................................      (98,898)
Net change in unrealized appreciation in value of investments and translation of other
assets and liabilities denominated in foreign currency....................................   (6,007,813)
                                                                                            -------------
Net realized and unrealized loss on investments and foreign currency related transactions.   (3,227,561)
                                                                                            -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................  $(2,653,389)
                                                                                            =============

================================================================================

                                                                               9
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                               For the Six Months        For the Year
                                                                               Ended June 30, 2000           Ended
                                                                                   (unaudited)          December 31, 1999
                                                                               -------------------      ------------------

 DECREASE IN NET ASSETS

Operations:
   Net investment income........................................................  $    574,172        $    500,733
   Net realized gain on investments and foreign currency related transactions...     2,780,252           6,244,000
   Net change in unrealized appreciation in value of
    investments and translation of other assets and liabilities
    denominated in foreign currency.............................................    (6,007,813)        (11,560,816)
                                                                                  --------------      --------------
     Net decrease in net assets resulting from operations.......................    (2,653,389)         (4,816,083)
                                                                                  --------------      --------------
Dividends and distributions to shareholders (Note A):
   Net investment income........................................................             --           (423,895)
   Net realized gain on investments.............................................             --        (10,785,025)
                                                                                  --------------      --------------
     Total dividends and distributions to shareholders..........................             --        (11,208,920)
                                                                                  --------------      --------------
Capital share transactions (Note C):
   Cost of 537,400 and 271,200 shares repurchased, respectively (Note F)........    (7,126,009)         (3,448,980)
                                                                                  --------------      --------------
     Total decrease in net assets...............................................    (9,779,398)        (19,473,983)
                                                                                  --------------      --------------
 NET ASSETS

Beginning of period.............................................................    78,609,581          98,083,564
                                                                                  --------------      --------------
End of period (including undistributed net investment income of $577,487
  and $3,315, respectively).....................................................  $ 68,830,183        $ 78,609,581
                                                                                  ==============      ==============

================================================================================

10
                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


-----------------------------------------------------------------------------------------------------------------------------------
                             For the Six
                             Months Ended                            For the Years Ended December 31,
                             June 30, 2000  ---------------------------------------------------------------------------------------
                              (unaudited)    1999     1998     1997    1996    1995    1994      1993    1992     1991   1990
-----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning
 of period ...................   $15.46     $18.31   $19.45   $17.43  $13.29  $14.33   $12.52    $8.90  $10.77   $10.96  $13.79
                                -------    -------  ------- -------- ------- -------  -------  ------- -------  ------- -------
Net investment income ........     0.12#      0.09#    0.12     0.05    0.11    0.17     0.06     0.07    0.11     0.13    0.16
Net realized and unrealized
 gain/(loss) on investments
 and foreign currency
 related transactions ........    (0.73)     (0.90)    4.43+    6.11+   4.11   (1.03)    1.81     3.55   (1.92)   (0.21)  (2.87)
                                -------    -------  ------- -------- ------- -------  -------  ------- -------  ------- -------
Net increase/(decrease) in
 net assets resulting
 from operations .............    (0.61)     (0.81)    4.55     6.16    4.22   (0.86)    1.87     3.62   (1.81)   (0.08)  (2.71)
                                -------    -------  ------- -------- ------- -------  -------  ------- -------  ------- -------
Dividends and distributions
 to shareholders:
Net investment income ........       --      (0.08)   (0.07)   (0.01)  (0.08)  (0.15)   (0.06)      --   (0.06)   (0.11)  (0.12)
Net realized gain on
 investments and foreign
 currency related transactions       --      (2.08)   (5.62)   (4.13)     --   (0.03)      --       --      --       --      --
                                -------    -------  ------- -------- ------- -------  -------  ------- -------  ------- -------
Total dividends and
 distributions to
 shareholders ................       --      (2.16)   (5.69)   (4.14)  (0.08)  (0.18)   (0.06)      --   (0.06)   (0.11)  (0.12)
                                -------    -------  ------- -------- ------- -------  -------  ------- -------  ------- -------
Anti-dilutive effect due to
 capital shares repurchased ..     0.29       0.12       --       --      --      --       --       --      --       --      --
                                -------    -------  ------- -------- ------- -------  -------  ------- -------  ------- -------
Net asset value, end of period   $15.14     $15.46   $18.31   $19.45  $17.43  $13.29   $14.33   $12.52   $8.90   $10.77  $10.96
                                =======    =======  =======  ======= ======= =======  =======  =======  ======   ======  ======
Market value, end of period ..  $12.438    $13.063  $15.625  $15.813 $13.750 $11.125  $13.875  $14.125  $8.000   $9.750  $9.250
                                =======    =======  =======  ======= ======= =======  =======  =======  ======   ======  ======
 Total investment return (a) .    (4.78)%    (1.84)%  32.56%   43.21%  24.28% (18.65)%  (1.35)%  76.56% (17.34)%   6.58% (44.91)%
                                =======    =======  =======  ======= ======= =======  =======  =======  ======   ======  ======
 RATIOS/SUPPLEMENTAL
 DATA
Net assets, end of period
 (000 omitted) ...............  $68,830    $78,609  $98,084 $103,444 $92,399 $70,431  $75,908  $66,351 $47,134  $57,036 $58,084
Ratio of expenses to
 average net assets, net of
 fee waivers .................     2.33%(b)   2.10%    1.50%    1.56%   1.62%   1.58%    1.41%    1.97%   1.92%    1.96%   2.04%
Ratio of expenses to
 average net assets,
 excluding fee waivers .......     2.51%(b)   2.28%    1.66%    1.73%   1.81%   1.76%    1.59%    2.00%     --       --      --
Ratio of net investment
 income to average net assets      1.54%(b)   0.59%    0.51%    0.23%   0.75%   1.18%    0.43%    0.66%   1.07%    1.20%   1.38%
Portfolio turnover rate ......     1.29%     39.60%   48.52%   72.25%  35.94%  35.73%   15.47%   24.47%  39.07%   13.31%  10.09%
-----------------------------------------------------------------------------------------------------------------------------------

* Includes $0.02 and $0.01 per share decrease to the Fund's net asset value resulting from the dilutive impact of shares issued pursuant to the Fund's Dividend Reinvestment Plan in 1998 and 1997, respectively.

#   Based on average shares outstanding.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.

(b) Annualized.

--------------------------------------------------------------------------------
                                                                              11
See accompanying notes to financial statements.

-------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------

The Portugal Fund, Inc. (the "Fund") was incorporated in Maryland on August 11, 1989 and commenced investment operations on November 9, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 2000, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated on each business day with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 2000, the interest rate was 6.00% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Fund may be subject to Portuguese corporate income tax at a maximum rate of 17.50% on dividends received from Portuguese corporations. Capital gains realized by the Fund on the sale of securities are exempt from Portuguese tax.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of

-------------------------------------------------------------------------------
12

-------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

          exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Repatriation of both investment income and capital from Portugal is controlled under regulations, including, in some cases, the need for certain advance government notification or authority. Foreign investment in Portugal by the Fund may be subject to the prior authorization from the Minister of Finance, from the Bank of Portugal or the Portuguese Foreign Trade Institute, depending on the type of investment or subject to the rules concerning public trade offers.

The Portuguese securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A high proportion of the shares of some Portuguese listed companies are held by a limited number of persons, which may limit the number of shares available for acquisition by the Fund. Restrictions on foreign ownership could also restrict the Fund's ability to acquire shares in certain companies.

-------------------------------------------------------------------------------
 NOTE B. AGREEMENTS
-------------------------------------------------------------------------------

Credit Suisse Asset Management, LLC ("CSAM"), formerly known as BEA Associates, serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

$50 million and 1.10% of amounts over $100 million. CSAM has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-adviser calculated weekly, equal to 0.20% of the first $50 million of the Fund's average weekly net assets, 0.15% of the next $50 million and 0.10% of amounts over $100 million. For the six months ended June 30, 2000, CSAM earned $440,110 for advisory services, of which CSAM waived $68,216. CSAM also provided certain administrative services to the Fund and was reimbursed by the Fund for costs incurred on its behalf through April 28, 2000. For the six months ended June 30, 2000, CSAM was reimbursed $4,107 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. For the period January 1, 2000 through May 31, 2000, the Fund paid BSFM a monthly fee that was computed weekly at an annual rate of 0.09% of the Fund's average weekly net assets. Effective June 1, 2000, the Fund entered into a new agreement whereby the Fund will pay BSFM a monthly fee that is computed weekly at an annual rate of 0.15% of the Fund's average weekly net assets, subject to an annual minimum fee of $75,000. For the six months ended June 30, 2000, BSFM earned $36,934 for administrative services.

-------------------------------------------------------------------------------
 NOTE C. CAPITAL STOCK
-------------------------------------------------------------------------------

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,546,816 shares outstanding at June 30, 2000, CSAM owned 7,206 shares. As of July 19, 2000, CSAM no longer owns shares of the Fund.

-------------------------------------------------------------------------------
 NOTE D. INVESTMENT IN SECURITIES
-------------------------------------------------------------------------------

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2000 was $63,779,289. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $932,112 was composed of gross appreciation of $9,491,958 for those investments having an excess of value over cost and gross depreciation of $8,559,846 for those investments having an excess of cost over value.

For the six months ended June 30, 2000, purchases and sales of securities, other than short-term investments, were $931,617 and $11,757,507, respectively.

-------------------------------------------------------------------------------
 NOTE E. CREDIT FACILITY
-------------------------------------------------------------------------------

The Fund, together with other funds advised by CSAM, has a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. At June 30, 2000 and during the six months ended June 30, 2000, the Fund had no borrowings under the Credit Facility.

-------------------------------------------------------------------------------
 NOTE F. SHARE REPURCHASE PROGRAM
-------------------------------------------------------------------------------

On October 21, 1998, the Fund announced that its Board of Directors has authorized the repurchase of up to 15% of the Fund's outstanding common stock, for purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were

-------------------------------------------------------------------------------
14

-------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. Effective October 22, 1999, the Fund committed to engage in an enhanced and aggressive repurchase program of the Fund's shares whenever those shares trade at more than a nominal discount to net asset value. Shares will be repurchased in open market transactions at prevailing market prices from time to time in a manner consistent with the Fund continuing to seek its investment objective. The repurchase program will be subject to review by the Board of Directors of the Fund. For the year ended December 31, 1999, the Fund repurchased 271,200 of its shares for a total cost of $3,448,980 at a weighted average discount of 16.14% from net asset value. The discount of the individual repurchases ranged from 10.20% - 20.34%. For the six months ended June 30, 2000, the Fund repurchased 537,400 of its shares for a total cost of $7,126,009 at a weighted average discount of 16.32% from net asset value. The discount of the individual repurchases ranged from 13.30% - 22.46%.

-------------------------------------------------------------------------------
 NOTE G. CONTINGENCIES
-------------------------------------------------------------------------------

Currently, the Fund is a defendant in a purported class action lawsuit along with CSAM and its former directors (BRAUTIGAM V. PRIEST ET AL.). The complaint alleges that the defendants breached their fiduciary duties to the Fund in violation of Sections 36 and 48 of the 1940 Act and Maryland law, by, INTER ALIA, failing to put the interests of the Fund's shareholders before those of others, failing to take steps to reduce or eliminate the discount to net asset value at which shares of the Fund trade, and postponing the annual meeting of the Fund. The complaint seeks a declaratory judgment, an order directing defendants to take "serious steps" to reduce the discount and to hold an annual meeting, compensatory and punitive damages and attorneys' fees.

The defendants, including the Fund, have entered into negotiations with the plaintiffs to reach a settlement agreement. A proposed settlement is before the court pending approval. The costs of defending the former directors in this matter are being advanced by the Fund pursuant to the rights of indemnity set forth in the Fund's charter documents and are reflected in the Fund's operating expenses. The investment adviser may be entitled to similar advancement of expenses and rights of indemnity. Management believes that neither the outcome of this litigation nor the Fund's related indemnification obligations will have a material adverse effect on the financial position or future operating results of the Fund, although there can be no assurance to that effect.

-------------------------------------------------------------------------------
                                                                             15

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 28, 2000, the annual meeting of shareholders of The Portugal Fund, Inc. (The "Fund") was held and the following matters were voted upon:


(1) To elect two directors to the Board of Directors of the Fund.

  NAME OF DIRECTOR                                                              FOR         WITHHELD        NON-VOTES
  ----------------                                                              ---         --------        ---------
  Scott B. Rogers .......................................................... 3,571,592       326,425         819,299
  Glenn W. Wilcox, Sr. ..................................................... 3,573,266       324,751         819,299

In addition to the directors elected at the meeting, William A. Clark and Andrew
A. Strauss were appointed by other Board members to serve on the Board until the next annual meeting of shareholders. Ralph W. Bradshaw continues to serve as a director to the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the year ending December 31, 2000.


                                                                FOR           AGAINST        ABSTAIN        NON-VOTES
                                                                ---           -------        -------        ---------

                                                             3,856,625        30,366         11,026          819,299


--------------------------------------------------------------------------------
16

DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink-SM- Program is sponsored and administered by EquiServe, L.P., not by The Portugal Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program.

--------------------------------------------------------------------------------
                                                                              17

Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program

--------------------------------------------------------------------------------
18

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 337-8571; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: EquiServe, L.P., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

--------------------------------------------------------------------------------
* InvestLink is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------
                                                                              19

  SUMMARY OF GENERAL INFORMATION

The Fund--The Portugal Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investing primarily in Portuguese securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"), formerly known as BEAAssociates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 2000, CSAM-Americas managed approximately $70.0 billion in assets in the U.S.

  SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Portugal" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "PortugalFd". The Fund's New York Stock Exchange trading symbol is PGF. Weekly comparative net asset value (NAV) and market price information about The Portugal Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

  THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Portugal Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------